WARCAP UNCONSTRAINED EQUITY ETF

(Ticker: WCAP)

Supplement dated September 1, 2026

to the Prospectus and Statement of Additional Information
each dated September 8, 2025

Effective September 1, 2026, the paragraph in the section of the Prospectus entitled "Fund Service Providers – Administrator" is replaced in its entirety with the following:

Administrator. The Nottingham Company ("Nottingham"), located at 116 South Franklin Street, Rocky Mount, North Carolina 27804, has served as the administrator to the Trust pursuant to a Fund Accounting & Administration Services Agreement (the "Legacy Agreement"). The Trust became aware that, within the past fiscal quarter, a transaction involving Nottingham may have resulted in the assignment and termination of the Legacy Agreement. Based on the information regarding the Nottingham transaction, a new long-term agreement may be sought, which may have terms materially different from the Legacy Agreement (the "Long-Term Agreement"). If necessary and/or until a Long-Term Agreement is approved and executed, during such period, Nottingham will continue to provide administrative services for the Trust, consistent with the terms of the Legacy Agreement, related to the services to be rendered, as discussed in the Fund's Statement of Additional Information. In the absence of an agreement to provide the services contemplated by the Legacy Agreement, the Trust's failure to pay for services rendered could be detrimental to the Trust and its operations.

Effective September 1, 2026, the paragraphs in the section of the Statement of Additional Information entitled "Management – Administrator" are replaced in their entirety with the following:

Administrator. The Nottingham Company ("Nottingham"), located at 116 South Franklin Street, Rocky Mount, North Carolina 27804, has served as the administrator to the Trust pursuant to a Fund Accounting & Administration Services Agreement (the "Legacy Agreement"). The Trust became aware that, within the past fiscal quarter, a transaction involving Nottingham may have resulted in the assignment and termination of the Legacy Agreement. Based on the information regarding the Nottingham transaction, a new long-term agreement may be sought, which may have terms materially different from the Legacy Agreement (the "Long-Term Agreement"). If necessary and/or until a Long-Term Agreement is approved and executed, during such period, Nottingham will continue to provide administrative services for the Trust, consistent with the terms of the Legacy Agreement, related to the services to be rendered, as discussed below. In the absence of an agreement to provide the services contemplated by the Legacy Agreement, the Trust's failure to pay for services rendered could be detrimental to the Trust and its operations.

Consistent with the terms of the Legacy Agreement, Nottingham performs the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of Nottingham to perform its duties under the agreement. Consistent with the terms of the Legacy Agreement, Nottingham will also provide certain accounting and pricing services for the Fund.

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For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference